UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

Cotelligent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27412	94-3173918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Montgomery Street, Suite 1000 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 477-9900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2005, Cotelligent Inc. (the “Company) executed an asset purchase agreement by and among FastTrack, LLC, an affiliate of Skyview Capital, LLC, the Company, Cotelligent USA, Inc., CZG Mobile Ventures, Inc., bSmart.to, LLC and JAS Concepts, Inc. (together with the Company, the “Sellers”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, pursuant to which Sellers have agreed to sell, and FastTrack, LLC has agreed to buy substantially all of the assets related solely to Sellers’ business of sales force automation software and services solutions, including two main software components known as “FastTrack,” which is divided into two sections, field application and data server, and “Exchange Lynx,” which consists of proprietary data communications management product (the “Business”).

The purchase price under the Purchase Agreement is $2.8 million, subject to adjustment as provided in the Purchase Agreement. Under the Purchase Agreement, the Company may receive up to an additional $950,000 as a post-closing earnout if certain revenue targets are achieved by the Business over the three year period following the completion of the sale. In addition, the Company may be required to refund up to $700,000 of the purchase price in the event that certain specified business conditions are not satisfied.

The consummation of the transactions contemplated by the Purchase Agreement is conditioned on the approval of the Company’s stockholders and certain other customary conditions. The sale is expected to be completed by the end of the second quarter of 2005.

The asset purchase agreement was filed as an Exhibit to a Form 8-K, in conjunction with a request for confidential treatment of certain portions, on April 7, 2005. The Company withdrew such request on May 27, 2005.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of April 1, 2005, by and among FastTrack, LLC, a wholly owned subsidiary of Skyview Capital, LLC, Cotelligent, Inc., Cotelligent USA, Inc., CZG Mobile Ventures, Inc., bSmart.to, LLC, and JAS Concepts, Inc.*

*	The Company requested confidential treatment as to certain portions of this agreement on April 7, 2005. The Company withdrew such request on May 27, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTELLIGENT, INC.

By:	/s/ CURTIS J. PARKER
Curtis J. Parker
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: June 3, 2005

Exhibit Index

Exhibit Number	Description

Exhibit No. 10.1	Asset Purchase Agreement, dated as of April 1, 2005, by and among FastTrack, LLC, a wholly owned subsidiary of Skyview Capital, LLC, Cotelligent, Inc., Cotelligent USA, Inc., CZG Mobile Ventures, Inc., bSmart.to, LLC, and JAS Concepts, Inc.*

*	The Company requested confidential treatment as to certain portions of this agreement on April 7, 2005. The Company withdrew such request on May 27, 2005.